FGT3 P2 05/21

[Franklin Templeton Logo]

SUPPLEMENT DATED MAY 3, 2021

TO THE PROSPECTUS DATED DECEMBER 1, 2020

OF

FRANKLIN INTERNATIONAL SMALL CAP FUND

(a series of Franklin Global Trust)

The prospectus is amended as follows:

I.  The following replaces the first paragraph under “Fund Summaries – Franklin International Small Cap Fund.”

The Fund will reopen to new investors on June 1, 2021.  Prior to that date and since June 3, 2013, the Fund was closed to new investors, with limited exceptions that permit the following categories of investors to continue to open new accounts in the Fund: (1) Trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) 401k plans that have signed a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (4) participants in any 401k plan that is already a shareholder of the Fund or has provided Management with a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds. The Fund reserves the right to modify this policy at any time.

II.  The “Fund Summaries – Franklin International Small Cap Fund – Fees and Expenses of the Fund – Annual Fund Operating Expenses” table is replaced with the following:

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees[1]	0.25%	1.00%	0.50%	None	None
Other expenses	0.32%	0.32%	0.32%	0.17%	0.32%
Total annual Fund operating expenses[1]	1.37%	2.12%	1.62%	0.97%	1.12%
Fee waiver and/or expense reimbursement or expense reduction[1,2,3]	-0.07%	-0.07%	-0.07%	-0.02%	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement or expense reduction[1,2,3]	1.30%	2.05%	1.55%	0.95%	1.05%

1. Management fees have been restated to reflect a reduction to the Fund’s management fee effective on May 1, 2021.  In addition, total annual Fund operating expense ratios have been restated for Class A, C and R to reflect current fiscal year fees and expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.02% until November 30, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

3. The fee waiver and/or expense reimbursement above has been updated to reflect that the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b‑1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.05% until November 30, 2022. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

III.  The “Fund Summaries – Franklin International Small Cap Fund – Fees and Expenses of the Fund – Example” table is replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$953	$1,251	$2,097
Class C	$308	$656	$1,131	$2,444
Class R	$157	$504	$873	$1,913
Class R6	$97	$306	$533	$1,185
Advisor Class	$107	$348	$609	$1,354
If you do not sell your shares:
Class C	$208	$656	$1,131	$2,444

IV.  The second paragraph under the “Fund Summaries – Franklin International Small Cap Fund – Principal Investment Strategies” section is replaced with the following:

The Fund’s investment manager generally intends to maintain a more focused portfolio consisting of approximately 50-80 securities. The Fund may invest a portion of its assets in emerging markets securities and may, from time to time, have significant investments in a particular sector or country.

V.  Effective June 1, 2021, the following replaces the “Fund Summaries – Franklin International Small Cap Fund –Sub-Advisor” section of the prospectus:

Sub-Advisor

ClearBridge Investments, LLC (ClearBridge)

VI.  Effective June 1, 2021, the following replaces the “Fund Summaries – Franklin International Small Cap Fund – Portfolio Managers” section of the prospectus:

Portfolio Managers

Sean M. Bogda, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Paul D. Ehrlichman

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Safa R. Muhtaseb, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Grace Su

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

VII.  The following replaces the first paragraph under the “Fund Details – Franklin International Small Cap Fund” section of the prospectus:

Effective June 1, 2021, the Fund will reopen to new investors.  Prior to that date and since June 3, 2013, the Fund was closed to new investors, with limited exceptions that permit the following categories of investors to continue to open new accounts in the Fund: (1) Trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) 401k plans that have signed a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (4) participants in any 401k plan that is already a shareholder of the Fund or has provided Management with a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds. The Fund reserves the right to modify this policy at any time.

VIII.  The following replaces the fourth paragraph under the “Fund Details – Franklin International Small Cap Fund – Principal Investment Policies and Practices” section of the prospectus:

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Equity securities include common stock, preferred stock and tracking stock. The Fund’s investment manager generally intends to maintain a more focused portfolio consisting of approximately 50-80 securities.

IX.  Effective June 1, 2021, the following replaces the second paragraph under the “Fund Details – Franklin International Small Cap Fund – Management” section of the prospectus:

Under an agreement with Advisers, ClearBridge Investments, LLC (ClearBridge), 620 8th Avenue, New York, New York 10018, will serve as the Fund’s sub-advisor. ClearBridge will provide Advisers with investment management advice and assistance. ClearBridge and Advisers are each a wholly-owned subsidiary of Franklin Resources, Inc. (Resources).

For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes any subadvisor.

X.  Effective June 1, 2021, the following replaces the portfolio management team under the “Fund Details – Franklin International Small Cap Fund – Management” section of the prospectus:

The portfolio managers responsible for the Fund’s management will be:

Sean M. Bogda, CFA  Managing Director of ClearBridge

Mr. Bogda has been a co-lead portfolio manager of the Fund since June 2021. Mr. Bogda joined ClearBridge in 2008.

Paul D. Ehrlichman  Managing Director of ClearBridge

Mr. Ehrlichman has been a co-lead portfolio manager of the Fund since June 2021. Mr. Ehrlichman joined ClearBridge in 2008.

Safa R. Muhtaseb, CFA  Managing Director of ClearBridge

Mr. Muhtaseb has been a co-lead portfolio manager of the Fund since June 2021.  Mr. Muhtaseb joined ClearBridge in 2008.

Grace Su  Managing Director of ClearBridge

Ms. Su has been a co-lead portfolio manager of the Fund since June 2021. Ms. Su joined ClearBridge in 2008.

As co-lead portfolio managers, Messrs. Bogda, Ehrlichman and Muhtaseb and Ms. Su are jointly and primarily responsible for the investments of the Fund. They have authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

XI.  The following is added to the “Fund Details – Franklin International Small Cap Fund – Management” section of the prospectus:

Effective on May 1, 2021, the investment management fee that the Fund pays to Advisers under the investment management agreement was reduced from 0.95% of the value of the Fund’s average daily net assets to 0.80% of the value of the Fund’s average daily net assets.  In addition, effective on May 1, 2021, Advisers agreed to waive fees or to assume as its own certain expenses otherwise payable by the Fund so that the expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until November 30, 2021.

XII.  The first paragraph under “Your Account – Buying Shares” section is replaced with the following:

Effective June 1, 2021, the Franklin International Small Cap Fund will reopened to new investors.  Prior to that date and since June 3, 2013, the Franklin International Small Cap Fund was closed to new investors. Please see the first page of the “Fund Details” section for further information.

XIII.  The “Your Account – Investor Services – Automatic Investment Plan” section is replaced with the following:

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Please keep this supplement with your prospectus for future reference.

FGT3 SA1 05/21

[Franklin Templeton Logo]

SUPPLEMENT DATED MAY 3, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2020

OF

FRANKLIN INTERNATIONAL SMALL CAP FUND

(a series of Franklin Global Trust)

The statement of additional information (SAI) is amended as follows:

I.  The following is added to the “Goals, Strategies and Risks – Additional Strategies – International Small Cap Fund” section of the statement of additional information:

The International Small Cap Fund defines “emerging market countries” as those countries included in the S&P Emerging BMI. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, the Middle East and Africa.

II.  The fifth paragraph under “Management and Other Services – Investment manager and services provided” is replaced with the following:

Effective on June 1, 2021, the International Small Cap Fund’s sub-advisor will be ClearBridge Investments, LLC.  Prior to June 1, 2021, the International Small Cap Fund’s sub-adviser was Franklin Templeton Institutional, LLC. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

III.  The second paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

Effective May 1, 2021, the International Small Cap Fund pays the investment manager a flat fee equal to an annual rate of 0.80% of the value of its average daily net assets.  Prior to May 1, 2021, the International Small Cap Fund paid the investment manager a flat fee equal to an annual rate of 0.95% of the value of its average daily net assets.

III.  The fifth paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

Effective June 1, 2021, the International Small Cap Fund’s investment manager pays the sub-advisor an annual fee which equals 0.96% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee” is defined to be an amount equal to the total investment management fee payable to the investment manager, minus (i) any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC for fund administrative services.  Prior to June 1, 2021, the International Small Cap Fund’s investment manager paid the sub-advisor an annual fee which equalled 0.5625% of the Fund’s average daily net assets. The investment manager pays this fee from the management fees it receives from the Fund. For the last three fiscal years ended July 31, the investment manager paid the following sub-advisor fees:

Sub‑Advisor Fees Paid ($)
2020	2,017,705
2019	5,913,040
2018	8,566,660

IV.  Effective June 1, 2021, the second paragraph under “The Underwriter – Distribution and services (12b-1) fees – Class A, C and R” will be replaced with the following:

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

Please keep this supplement with your SAI for future reference.

Franklin International Small Cap Fund

The Fund will reopen to new investors on June 1, 2021. Prior to that date and since June 3, 2013, the Fund was closed to new investors, with limited exceptions that permit the following categories of investors to continue to open new accounts in the Fund: (1) Trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) 401k plans that have signed a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (4) participants in any 401k plan that is already a shareholder of the Fund or has provided Management with a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds. The Fund reserves the right to modify this policy at any time.

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 50 in the Fund's Prospectus and under “Buying and Selling Shares” on page 46 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees[1]	0.25%	1.00%	0.50%	None	None
Other expenses	0.32%	0.32%	0.32%	0.17%	0.32%
Total annual Fund operating expenses[1]	1.37%	2.12%	1.62%	0.97%	1.12%
Fee waiver and/or expense reimbursement1, 2, [3]	-0.07%	-0.07%	-0.07%	-0.02%	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	1.30%	2.05%	1.55%	0.95%	1.05%

1. Management fees have been restated to reflect a reduction to the Fund’s management fee effective on May 1, 2021. In addition, total annual Fund operating expense ratios have been restated for Class A, C and R to reflect current fiscal year fees and expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.02% until November 30, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

3. The fee waiver and/or expense reimbursement above has been updated to reflect that the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.05% until November 30, 2022. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 675	$ 953	$ 1,251	$ 2,097
Class C	$ 308	$ 656	$ 1,131	$ 2,444
Class R	$ 157	$ 504	$ 873	$ 1,913
Class R6	$ 97	$ 306	$ 533	$ 1,185
Advisor Class	$ 107	$ 348	$ 609	$ 1,354
If you do not sell your shares:
Class C	$ 208	$ 656	$ 1,131	$ 2,444

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.08% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. Smaller international companies are companies with market capitalizations not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The equity securities in which the Fund primarily invests are common stock.

The Fund’s investment manager generally intends to maintain a more focused portfolio consisting of approximately 50-80 securities. The Fund may invest a portion of its assets in emerging markets securities and may, from time to time, have significant investments in a particular sector or country.

In choosing individual equity investments, the Fund's investment manager utilizes a fundamental "bottom-up" approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the investment manager employs a quantitative and qualitative approach to identify smaller international companies that the investment manager believes have the potential to generate attractive returns with lower downside risk. Overall, the investment manager seeks to invest in quality companies with attractive valuations.

The investment manager does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive potential. While the investment manager seeks to outperform the MSCI EAFE Small Cap (Net Dividends) Index, positions may be taken by the Fund that are not represented in that index.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Emerging Markets The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small Capitalization Companies Securities issued by small capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below does not reflect the deduction of withholding taxes on reinvested dividends.

Advisor Class Annual Total Returns

Best Quarter:	September 30, 2013	18.49%
Worst Quarter:	December 31, 2018	-18.70%
As of September 30, 2020, the Fund's year-to-date return was -26.74%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2019
	1 Year	5 Years	10 Years
Franklin International Small Cap Fund - Advisor Class
Return Before Taxes	12.63%	4.41%	7.19%
Return After Taxes on Distributions	11.24%	2.60%	5.73%
Return After Taxes on Distributions and Sale of Fund Shares	8.46%	3.02%	5.55%
Franklin International Small Cap Fund - Class A	6.22%	2.99%	6.31%
Franklin International Small Cap Fund - Class C	10.46%	3.37%	6.13%
Franklin International Small Cap Fund - Class R	12.10%	3.90%	6.66%
Franklin International Small Cap Fund - Class R6	12.83%	4.58%	5.06%[1]
MSCI EAFE Small Cap Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	24.96%	8.85%	8.75%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

Historical performance for Class A, Class C and Class R shares prior to their inception is based on the performance of Advisor Class shares. Class A, Class C and Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional)

Effective June 1, 2021, the Sub-Advisor will be as follows:

ClearBridge Investments, LLC (ClearBridge)

Portfolio Manager

Edwin Lugo, CFA Research Analyst of FT Institutional and Portfolio Manager of the Fund since 2006.

Effective June 1, 2021, the portfolio managers of the team will be as follows:

Sean M. Bogda, CFA Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Paul D. Ehrlichman Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Safa R. Muhtaseb, CFA Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Grace Su Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.